                                                                      Exhibit 99

MHR INSTITUTIONAL PARTNERS IIA LP

By: MHR Institutional Advisors II LLC,
    its General Partner

By: /s/ Janet Yeung
    --------------------------------------
Name: Janet Yeung
Title: Authorized Signatory

MHR INSTITUTIONAL ADVISORS II LLC

By: /s/ Janet Yeung
    --------------------------------------
Name: Janet Yeung
Title: Authorized Signatory

MHR INSTITUTIONAL PARTNERS III LP

By: MHR Institutional Advisors III LLC,
    its General Partner

By: /s/ Janet Yeung
    --------------------------------------
Name: Janet Yeung
Title: Authorized Signatory MHR

MHR INSTITUTIONAL ADVISORS III LLC

By: /s/ Janet Yeung
    --------------------------------------
Name: Janet Yeung
Title: Authorized Signatory

MHRC II LLC

By: /s/ Janet Yeung
    --------------------------------------
Name: Janet Yeung
Title: Authorized Signatory

MHR FUND MANAGEMENT LLC

By: /s/ Janet Yeung
    --------------------------------------
Name: Janet Yeung
Title: Authorized Signatory

MHR HOLDINGS LLC

By: /s/ Janet Yeung
    --------------------------------------
Name: Janet Yeung
Title: Authorized Signatory